Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:
John C. Popeo, Treasurer
(617) 332-3990
www.hrpreit.com

HRPT Properties Trust

Announces Financial Results for the

Periods Ended December 31, 2003

Newton, MA (February 11, 2004):  HRPT Properties Trust (NYSE: HRP) today announced its financial results for the periods ended December 31, 2003, together with comparative results for the 2002 periods as follows:

(in thousands, except per share data)

	Quarter Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Total revenues	$130,836	$115,495	$500,727	$416,966
Net income	$35,164	$31,584	$114,446	$106,763
Net income available for common shareholders	$23,664	$20,084	$68,446	$79,138
FFO	$56,166	$53,598	$220,258	$192,457
FFO available for common shareholders	$44,666	$42,098	$174,258	$164,832
Common distributions paid	$28,555	$25,765	$108,658	$103,052

Per common share:
Net income available for common shareholders	$0.17	$0.16	$0.50	$0.61
FFO available for common shareholders	$0.31	$0.33	$1.28	$1.28
Common distributions paid	$0.20	$0.20	$0.80	$0.80

Weighted average common shares outstanding	142,774	128,825	136,270	128,817

HRPT Properties Trust is a real estate investment trust headquartered in Newton, MA.

(end)

HRPT Properties Trust

Statement of Income and Funds From Operations

(in thousands, except per share data)

	Quarter Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Revenues:
Rental income	$130,679	$115,325	$500,316	$414,073
Interest and other income	157	170	411	2,893
Total revenues	130,836	115,495	500,727	416,966
Expenses:
Operating expenses	51,068	43,392	192,813	152,614
Interest (including amortization of note discounts and deferred financing fees of $1,509, $1,296, $5,975 and $5,276 respectively)	26,957	21,855	101,144	86,360
Depreciation and amortization (1)	24,330	19,019	93,273	68,750
General and administrative	5,015	5,023	19,338	16,815
Loss on early extinguishment of debt	—	41	3,238	3,504
Total expenses	107,370	89,330	409,806	328,043

Income before equity in earnings of equity investments	23,466	26,165	90,921	88,923
Equity in earnings of Senior Housing Properties Trust and Hospitality Properties Trust	11,698	5,419	23,525	19,261
Loss on equity transaction of equity investments (2)	—	—	—	(1,421)
Net income	35,164	31,584	114,446	106,763
Preferred distributions	(11,500)	(11,500)	(46,000)	(27,625)
Net income available for common shareholders	$23,664	$20,084	$68,446	$79,138

Calculation of FFO: (3)
Income before equity in earnings of equity investments	$23,466	$26,165	$90,921	$88,923
Loss on early extinguishment of debt:
Add: amount included in total expenses	—	41	3,238	3,504
Less: portion settled in cash	—	(4)	—	(3,377)
Depreciation and amortization	24,330	19,019	93,273	68,750
FFO from equity investments in Senior Housing and Hospitality Properties	8,370	8,377	32,826	34,657
FFO	56,166	53,598	220,258	192,457
Preferred distributions	(11,500)	(11,500)	(46,000)	(27,625)
FFO available for common shareholders	$44,666	$42,098	$174,258	$164,832

Weighted average common shares outstanding	142,774	128,825	136,270	128,817

Per common share:
Net income available for common shareholders	$0.17	$0.16	$0.50	$0.61
FFO available for common shareholders	$0.31	$0.33	$1.28	$1.28
Common distributions paid	$0.20	$0.20	$0.80	$0.80

(1)          Includes amortization of intangible values included in acquired real estate totaling $1.9 million and $8.0 million for the quarter and year ended December 31, 2003, respectively, pursuant to Statement of Financial Accounting Standard (“SFAS”) No. 141, “Business Combinations.”

(2)          We account for our common share investments in Senior Housing and Hospitality Properties using the equity method of accounting.  Accordingly, we recognized a loss of $1.4 million during the year ended December 31, 2002, as a result of a share issuance by Senior Housing at a price below our then per share carrying value.

(3)          We compute FFO as shown in the calculation above.  Our calculation of FFO differs from the NAREIT definition because we exclude loss on early extinguishment of debt not settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate comparison of current operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of future performance.

HRPT Properties Trust

Balance Sheet

(dollars in thousands)

	December 31,
	2003	2002
Assets
Real estate properties, at cost	$3,891,966	$3,074,656
Accumulated depreciation	(363,015)	(284,548)
	3,528,951	2,790,108
Acquired real estate leases (1)	68,983	33,017
Equity investments	260,208	264,087
Cash and cash equivalents	11,526	12,384
Other assets	143,576	122,056
Total assets	$4,013,244	$3,221,652
Liabilities and Shareholders’ Equity
Indebtedness	$1,876,821	$1,215,977
Acquired real estate lease obligations (1)	33,206	15,312
Other liabilities	91,566	64,090
Shareholders’ equity:
Preferred (20,000,000 shares outstanding)	482,935	482,935
Common (142,773,925 and 128,825,247 shares outstanding)	1,528,716	1,443,338
Total liabilities and shareholders’ equity	$4,013,244	$3,221,652

(1)          Reflects estimated allocations of property purchase prices to the value of in-place leases pursuant to SFAS No. 141.  Reclassifications have been made to the prior period financial statements to conform to the current period presentation.

HRPT Properties Trust

Additional Data

(amounts in thousands unless otherwise stated)

•                  Equity in earnings, EBITDA, FFO and cash distributions from equity investments include earnings, EBITDA, FFO and cash distributions from Hospitality Properties and Senior Housing as follows:

	Quarter Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002

Equity in earnings of equity investments:
Hospitality Properties (1)	$8,775	$2,210	$13,662	$8,033
Senior Housing (2)	2,923	3,209	9,863	11,228
	$11,698	$5,419	$23,525	$19,261

EBITDA from equity investments:
Hospitality Properties (1)	$4,513	$4,317	$16,446	$16,422
Senior Housing (2)	6,736	6,111	26,425	24,926
	$11,249	$10,428	$42,871	$41,348

FFO from equity investments:
Hospitality Properties (1)	$3,920	$4,021	$14,874	$15,862
Senior Housing (2)	4,450	4,356	17,952	18,795
	$8,370	$8,377	$32,826	$34,657

Cash distributions from equity investments:
Hospitality Properties	$2,880	$2,880	$11,520	$11,440
Senior Housing (2)	3,971	3,971	15,884	15,755
	$6,851	$6,851	$27,404	$27,195

(1)          The 2003 periods include our pro rata share of income from lease terminations of $6.9 million.  These non-recurring amounts are not included in FFO or EBITDA.

(2)          In the periods presented we owned 12.8 million shares of Senior Housing; on January 21, 2004, we sold 3 million of these shares in an underwritten public offering for $54.6 million (net $51.9 million).

•                  The geographic sources of property level revenue and net operating income (rental income less operating expenses) were as follows:

	Quarter Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Property level revenue: (1)
Metro Philadelphia, PA	$34,035	$32,600	$139,647	$103,081
Metro Washington, DC	16,583	16,577	67,079	56,613
Oahu, HI (2)	2,944	—	2,944	—
Southern California	11,894	12,106	47,442	42,156
Metro Boston, MA	12,230	8,297	43,018	33,505
Metro Austin, TX	10,764	12,134	43,155	49,541
Other markets	42,229	33,611	157,031	129,177
Total	$130,679	$115,325	$500,316	$414,073

Property level net operating income:
Metro Philadelphia, PA	$19,045	$18,702	$80,374	$61,220
Metro Washington, DC	10,671	11,102	43,833	37,599
Oahu, HI (2)	2,495	—	2,495	—
Southern California	8,295	8,606	33,513	29,713
Metro Boston, MA	7,902	6,394	29,688	25,390
Metro Austin, TX	5,756	6,462	22,039	27,123
Other markets	25,447	20,667	95,561	80,414
Total	$79,611	$71,933	$307,503	$261,459

(1)          Includes some triple net lease revenues.

(2)          The Oahu properties were acquired in December 2003.

•                  Comparable property level revenue and net operating income (rental income less operating expenses) for properties owned by us continuously since October 1, 2002, were as follows:

	Quarter Ended December 31,
	2003	2002
Property level revenue: (1)
Metro Philadelphia, PA	$22,155	$22,622
Metro Washington, DC	12,521	13,083
Oahu, HI (2)	—	—
Southern California	11,682	12,101
Metro Boston, MA	9,006	8,329
Metro Austin, TX	10,764	12,134
Other markets	32,179	32,147
Total	$98,307	$100,416

Property level net operating income:
Metro Philadelphia, PA	$12,448	$13,287
Metro Washington, DC	7,923	8,491
Oahu, HI (2)	—	—
Southern California	8,152	8,605
Metro Boston, MA	5,487	6,429
Metro Austin, TX	5,756	6,472
Other markets	18,999	19,775
Total	$58,765	$63,059

(1)          Includes some triple net lease revenues.

(2)          The Oahu properties were acquired in December 2003.

•                  Rental income includes non cash straight line rent adjustments, FAS 141 lease value amortization and lease termination fees as follows:

	Quarter Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Non cash straight line rent adjustments	$4,667	$3,512	$16,559	$10,829
FAS 141 lease value amortization	$60	$—	$1,095	$—
Lease termination fees	$680	$195	$3,269	$1,637

•                  Interest expense excludes capitalized interest as follows:

Quarter Ended December 31,		Year Ended December 31,
2003	2002	2003	2002
$—	$225	$—	$3,057

•                  Cash expenditures made and capitalized for tenant improvements, leasing costs, building improvements, and development and redevelopment activities were as follows:

	Quarter Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Tenant improvements	$7,997	$5,674	$26,932	$22,392
Leasing costs	$2,700	$2,071	$9,975	$8,685
Building improvements	$629	$4,790	$11,318	$10,673
Development and redevelopment activities	$—	$8,013	$6,721	$21,046

•                  Rents charged for office space which was renewed or released during the quarter ended December 31, 2003, excluding space which remained vacant since the property was acquired and other space which remained vacant for over one year, were approximately 6% lower than rents previously charged for the same space.  Commitments made for expenditures in connection with leasing all space were as follows:

	Total	Renewals	New Leases
Square feet leased during the quarter	602	226	376
Total commitments for tenant improvements and leasing costs	$15,754	$1,503	$14,251
Average lease term (years)	8.6	6.8	10.0
Leasing costs per square foot per year (whole dollars)	$3.04	$0.98	$3.79

•                  Debt maturities and weighted average interest rates as of December 31, 2003, were as follows:

Year of Maturity	Scheduled Principal Payments During Period		Weighted Average Interest Rate
2004	$6,496		7.3%
2005	107,119		6.7%
2006	419,656	(1)	2.0%
2007	17,400		7.9%
2008	23,954		7.1%
2009	5,862		6.9%
2010	55,567		8.6%
2011	226,967		6.8%
2012	201,115		6.9%
2013 and thereafter	829,272	(2)	6.6%
Total	$1,893,408		5.7%

(1)          Includes $412,000 outstanding on our $560,000 revolving bank credit facility at a variable rate of interest of LIBOR plus a spread, totaling 2.0% per annum at December 31, 2003.  This outstanding amount was reduced to $179 million as of February 11, 2004.

(2)          Includes $143,000 of 8.50% notes redeemed at par on February 11, 2004.

•                  As of December 31, 2003, tenants responsible for more than 1% of total annualized rent were as follows:

Tenant	Annualized Rent (1) (in millions)	% of Annualized Rent
U. S. Government	$88.7	16.2%
GlaxoSmithKline plc	14.4	2.6%
Towers, Perrin, Forster & Crosby, Inc.	12.8	2.3%
PNC Financial Services Group	11.5	2.1%
Tyco International Ltd	9.5	1.7%
Wachovia Corporation	9.1	1.7%
Solectron Corporation	8.9	1.6%
Motorola, Inc.	8.6	1.5%
Mellon Financial Corporation	7.5	1.4%
Ballard Spahr Andrews & Ingersoll, LLP	7.4	1.4%
FMC Corporation	7.4	1.4%
Fallon Clinics	7.2	1.3%
Comcast Corporation	6.1	1.1%
Other tenants	349.3	63.7%
Over one thousand tenants	$548.4	100.0%

(1)          Annualized rent is rents pursuant to signed leases as of December 2003 plus expense reimbursements and includes some triple net lease rents.  Excludes FAS 141 lease value amortization.

HRPT Properties Trust

Additional Data

(dollars and square feet in thousands unless otherwise stated)

•                  As of December 31, 2003, the breakdown of our tenants based on annualized rent were as follows:

Tenant	Annualized Rent (1) (in millions)	% of Annualized Rent
U.S. government and other governmental tenants	$96.8	18%
Medical related tenants	122.2	22%
Industrial land leases (Oahu, HI)	41.1	8%
Other investment grade rated tenants (2)	115.6	21%
Other tenants	172.7	31%
Total	$548.4	100%

(1)          Annualized rent is rents pursuant to signed leases as of December 2003 plus expense reimbursements and includes some triple net lease rents.  Excludes FAS 141 lease value amortization.

(2)          Excludes investment grade rated tenants included above.

•                  Property and occupancy statistics as of December 31, 2003 and 2002, were as follows:

	All Properties		Comparable Properties (1)
	2003	2002	2003	2002
Total properties (2)	238	212	200	200
Total square feet (2)	35,913	23,256	20,308	20,308
Square feet leased (3)	33,572	21,416	18,249	18,573
Percentage leased	93.5%	92.1%	89.9%	91.5%

(1)          Includes properties owned by us continuously since October 1, 2002.

(2)          Total properties at year end 2003 include 11 land parcels with 9,755 sq. ft. of developed industrial lands in Oahu, Hawaii   acquired in December 2003.

(3)          Square feet leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

HRPT Properties Trust

Additional Data

(amounts in thousands unless otherwise stated)

•                  Properties acquired during the year ended December 31, 2003, were as follows:

Date Acquired	Location	Number of Properties	Square Feet	Purchase Price (1)	Major Tenant
1/28/03	Baltimore, MD	1	551	$63,067	The Johns Hopkins University
2/13/03	Foxborough, MA	1	209	30,100	Commercial Union Insurance Company
5/23/03	Fort Worth, TX	1	666	47,750	Motorola, Inc.
6/30/03	Erlanger, KY	1	86	13,500	GE Capital Information Technology Solutions
7/24/03	Meriden, CT	1	48	7,600	Verizon Wireless
8/01/03	Mansfield, MA	3	384	42,000	Tyco Healthcare Group LP
8/29/03	Windsor, CT	1	121	13,650	Orion Capital Companies, Inc.
9/05/03	Mansfield, MA	2	190	22,750	Tyco Healthcare Group LP
9/17/03	Albuquerque, NM	2	291	40,000	Boeing-SVS, Inc.
11/07/03	St. Louis, MO	1	67	8,950	MetLife
11/10/03	Santa Ana, CA	1	68	13,550	Collectors Universe, Inc.
12/05/03	Oahu, HI	11	9,755	480,000	Safeway Inc.
12/19/03	Tolleson, AZ	1	236	12,500	Duro Standard Products
		27	12,672	$795,417

(1)          Excludes closing costs.

•                                          Lease expiration data at December 31, 2003, was as follows:

	Total	2004	2005	2006	2007 and After
Leased properties:
Metro Philadelphia, PA
Total square feet	5,469
Leased square feet (1)	5,223	533	317	829	3,544
Annualized rent (2)	$131,857	$12,794	$7,620	$25,576	$85,867
Metro Washington, DC
Total square feet	2,557
Leased square feet (1)	2,369	278	667	166	1,258
Annualized rent (2)	$66,284	$6,293	$15,059	$4,662	$40,270
Oahu, HI
Total square feet	9,755
Leased square feet (1)	9,641	—	—	—	9,641
Annualized rent (2)	$41,096	$—	$—	$—	$41,096
Southern California
Total square feet	1,797
Leased square feet (1)	1,733	89	44	179	1,421
Annualized rent (2)	$49,627	$4,643	$2,505	$6,969	$35,510
Metro Boston, MA
Total square feet	2,574
Leased square feet (1)	2,296	201	182	274	1,639
Annualized rent (2)	$48,180	$3,574	$6,775	$6,246	$31,585
Metro Austin, TX
Total square feet	2,843
Leased square feet (1)	2,207	306	192	119	1,590
Annualized rent (2)	$38,355	$5,708	$4,620	$2,254	$25,773
Other markets
Total square feet	10,918
Leased square feet (1)	10,103	639	884	1,247	7,333
Annualized rent (2)	$172,983	$12,697	$14,593	$19,961	$125,732

Totals:
Total square feet	35,913
Leased square feet (1)	33,572	2,046	2,286	2,814	26,426
Percent of leased square feet		6.1%	6.8%	8.4%	78.7%
Annualized rent (2)	$548,382	$45,709	$51,172	$65,668	$385,833

(1)          Leased square feet includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

(2)          Annualized rent is rents pursuant to signed leases as of December 2003 plus expense reimbursements and includes some triple net lease rents.  Excludes FAS 141 lease value amortization.

•                                          Leverage and coverage ratios were as follows:

	December 31,
Leverage Ratios	2003	2002
Total Debt / Total Assets	46.8%	37.7%
Total Debt / Real Estate Properties, at Cost	47.7%	39.3%
Total Debt / Total Book Capitalization	48.3%	38.7%
Mortgage Debt / Total Debt	17.5%	27.6%
Mortgage Debt / Total Assets	8.2%	10.4%
Variable Rate Debt / Total Book Capitalization	10.6%	1.2%

	Quarter Ended December 31,				Year Ended December 31,
Coverage Ratios	2003		2002		2003		2002
Net income	$35,164		$31,584		$114,446		$106,763
Loss on early extinguishment of debt	—		41		3,238		3,504
Loss on equity transaction of equity investments	—		—		—		1,421
Interest expense	26,957		21,855		101,144		86,360
Equity in earnings of equity investments	(11,698)		(5,419)		(23,525)		(19,261)
EBITDA from equity investments	11,249		10,428		42,871		41,348
Depreciation and amortization	24,330		19,019		93,273		68,750
EBITDA (1)	$86,002		$77,508		$331,447		$288,885

EBITDA / Interest Expense	3.2	x	3.5	x	3.3	x	3.3	x
EBITDA / Interest Expense + Capitalized Interest	3.2	x	3.5	x	3.3	x	3.2	x
EBITDA / Interest Expense + Preferred Distributions	2.2	x	2.3	x	2.3	x	2.5	x
EBITDA / Interest Expense + Preferred Distributions + Capitalized Interest	2.2	x	2.3	x	2.3	x	2.5	x

	Year Ended December 31,
Cash Flow Data	2003	2002
Cash flow from (used in):
Operating activities	$200,204	$178,843
Investing activities	$(826,168)	$(492,740)
Financing activities	$625,106	$275,726

(1)          We compute earnings before interest, taxes, depreciation and amortization, or EBITDA, as net income plus loss on early extinguishment of debt, loss on equity transaction of equity investments, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of performance, along with net income and cash flow from operating, investing and financing activities.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.